Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I,  Joseph M. Naughton,  certify  that:

1. I have reviewed this annual report on Form 10-KSB of Go Online Networks Corporation and Subsidiaries;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this reported based on such
evaluation;   and

c) presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation on such evaluation Date;

d) disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonable likely to affect, the registrant's internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date:  April  14,  2004                         By:  /s/  Joseph M. Naughton
                                                    ------------------------
                                                    Joseph M. Naughton
                                                Principal  Executive  Officer